Exhibit 10.16

      INDEMNIFICATION AGREEMENT dated the day of December, 2003 between and among Mikron Infrared, Inc., a New Jersey corporation (the "Company"), Catalyst Financial, LLC. ("Catalyst"), Steven N. Bronson ("Bronson") and Blitzer Ricketson & Company ("BRC") Each of Catalyst, Bronson and BRC is sometimes hereinafter referred to as a "Selling Shareholder," and Catalyst, Bronson and BRC together, are sometimes hereinafter referred to as the "Selling Shareholders".

      WHEREAS, Catalyst has purchased 100,000 unregistered shares of the Company's common stock, $.003 par value per share (the "Common Stock") from the Company (the "Catalyst Securities"), and BRC has purchased 90,000 unregistered shares of Common Stock from the Company (the "BRC Securities"); and

      WHEREAS, the Company proposes to file, or has filed, with the Securities and Exchange Commission a registration statement on Form SB-2 covering the registration of the Catalyst Securities, the BRC Securities and 150,000 shares of Common Stock held by Bronson (the "Bronson Securities" which, together with the Catalyst Securities and the BRC Securities, are hereinafter referred to as the "Securities") under the Securities Act of 1933, as amended (the "1933 Act"), including the prospectus forming a part thereof (such registration statement, including the exhibits thereto and schedules thereto, if any, at the time it becomes effective is herein called the "Registration Statement" and such prospectus, in the form first furnished to the Selling Shareholders for use in connection with the offering of the Securities is herein called the "Prospectus"); and

      WHEREAS, the Selling Shareholders understand that the Company shall require them to indemnify it in the manner hereinbelow provided as a condition to the Company's agreement to register the Securities under the 1933 Act; and

      WHEREAS, the Company understands that the Selling Shareholders shall require it to indemnify each of them in the manner hereinbelow provided as a condition to their indemnification of the Company,

      NOW, THEREFORE, in consideration of the foregoing, and the mutual terms and conditions hereinbelow set forth, the Company and the Selling Shareholders agree, as follows:

1.    Indemnification.

(a) Indemnification of the Company by the Selling Shareholders. Each Selling Shareholder agrees to indemnify and hold harmless the Company and its directors, officers, counsel employed in the preparation of the Registration Statement and independent accountants from and against any loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a


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      material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such Selling Shareholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Selling Shareholder furnished to the Company in writing by such Selling Shareholder specifically for inclusion therein.

(b) Indemnification of Selling Shareholders by the Company. The Company agrees to indemnify and hold harmless each Selling Shareholder against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party, and any delay in such notification, shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this Agreement. In the case of parties indemnified pursuant to Section 1(a) or 1(b) above, counsel to the indemnified parties shall be selected by the Company. A Selling Shareholder, in the case of any private civil litigation or any investigation, litigation or proceeding by any governmental agency or body, commenced or threatened against it (each, a "Proceeding") in respect of which indemnity may be sought under Section 1(a) above, may participate at its own expense in the defense of any such Proceeding; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one Proceeding or separate but similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior


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      written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any Proceeding, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 1 or Section 2 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such Proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 1(c) effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

2. Contribution. If the indemnification provided for in Section 1 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the affected Selling Shareholder on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative fault of the Company, on the one hand, and the each of the Selling Shareholders, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Selling Shareholder.

      The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any Proceeding, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

3. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Company shall be directed to 16 Thornton Road, Oakland,


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New Jersey 07436, attention of Gerald D. Posner, President, with copies to Arent
Fox Kintner Plotkin & Kahn, PLLC, 1675 Broadway, New York, New York 10019, attention Steven D. Dreyer; notices to Bronson and/or Catalyst shall be directed to 10 South Street, Suite 202, Ridgefield, Connecticut 06877, attention Steven
N. Bronson with copies to James A. Prestiano, Esq., 317 Madison Avenue, Suite 2310, New York, New York 10017; and notices to BRC shall be directed to 120 East 56th Street, Suite 1520, New York, New York 10022, attention Michael Blitzer.

4. Parties. This Agreement shall each inure to the benefit of and be binding upon the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Company and the Selling Shareholders and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company and the Selling Shareholders and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Selling Shareholder shall be deemed to be a successor by reason merely of such purchase.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to its conflicts of laws provisions.

6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                        Mikron Infrared, Inc.

                                        By: ____________________________________
                                                Gerald D. Posner, President


                                        Catalyst Financial, LLC

                                        By: ____________________________________
                                                Steven N. Bronson,

                                        ________________________________________
                                                Steven N. Bronson


                                        Blitzer Ricketson & Company

                                        By: ____________________________________
                                                Michael Blitzer


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